                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        August 1, 2003


                                  IMAGEMAX, INC.
--------------------------------------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)

           Pennsylvania                           0-23077                            23-2865585
  --------------------------------      ----------------------------      --------------------------------
   (State or Other Jurisdiction                 (Commission                       (I.R.S. Employer
        of Incorporation or                        file                            Identification
           Organization)                          number)                              Number)


             455 Pennsylvania Avenue, Suite 128,
                Fort Washington, Pennsylvania                            19034
--------------------------------------------------------------    --------------------
          (Address of Principal Executive Offices)                     (Zip Code)


                                 (215) 628-3600
               --------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

             99.1  Press Release dated August 1, 2003.

Item 12. Results of Operations and Financial Condition.

                  As more fully described in the attached press release that is incorporated herein by reference, ImageMax, Inc. reported financial results for the quarter ended June 30, 2003.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


Date: August 1, 2003            IMAGEMAX, INC.

                                By:  /s/ Mark P. Glassman
                                -----------------------------------------------
                                      Mark P. Glassman, Chief Executive Officer